SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 12, 2005

CELANESE CORPORATION

(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 901-4500

    Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On December 12, 2005, Celanese Corporation (the "Company") announced its financial and strategic outlook for year-end 2005 and 2006. The Company will present at its Investor Conference on December 13, 2005 in New York. A copy of the related press release, issued by the Company on December 12, 2005 is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 12, 2005*

*Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Steven M. Sterin
Name: Steven M. Sterin Title: Vice President and Controller

Date: December 12, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 12, 2005*

* Exhibit shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.